UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 4, 2014
(Date of Earliest Event Reported: June 24, 2014)

Viggle Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11 th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(212)  231-0092
(Registrant’s Telephone Number, including Area Code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01.    Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A (the "Form 8-K/A") amends and supplements the Current Report on Form 8-K of Viggle Inc. (the "Company") filed with the Securities and Exchange Commission ("SEC") on June 24, 2014 (the "Original Form 8-K") disclosing, among other things, the Company's acquisition of Choose Digital, Inc. ("Choose Digital") on June 24, 2014. This Form 8-K/A includes the historical financial information required by Item 9.01 of Form 8-K. In addition, certain supplemental information regarding Choose Digital included in Exhibit 99.3 hereto is being furnished pursuant to Item 7.01 of Form 8-K. No other modifications to the Original Form 8-K are being made by this Form 8-K/A.

Item 7.01.    Regulation FD Disclosure.

The information contained in Item 7.01 of this Form 8-K/A, including the supplemental information included in Exhibit 99.3 hereto, is being furnished and, as a result, such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

The supplemental information furnished as Exhibit 99.3 to this Form 8-K/A is incorporated by reference in this Item 7.01 and sets forth certain unaudited historical data for Choose Digital relating to periods prior to the Company's acquisition of Choose Digital. The information is not necessarily indicative of the operating results of Choose Digital following the acquisition and the Company undertakes no duty or obligation to publicly update or revise this information.

Item 9.01.    Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited balance sheets of Choose Digital as of December 31, 2013 and 2012 and the audited statements of operations, changes in stockholders' deficit, and cash flows for the years ended December 31, 2013 and 2012 and the notes to the audited financial statements are included as Exhibit 99.1 and are hereby incorporated by reference.

The unaudited balance sheet of Choose Digital as of March 31, 2014, the unaudited statements of operations and cash flows for the three months ended March 31, 2014 and 2013, statement of changes in stockholders' deficit for the three months ended March 31, 2014, and notes to the unaudited financial statements are included as Exhibit 99.2 and are hereby incorporated by reference.

(b) Pro forma financial information

The unaudited pro forma combined balance sheet as of March 31, 2014, unaudited pro forma combined statements of operations for the nine months ended March 31, 2014 and the year ended June 30, 2013 and the notes to unaudited pro forma combined financial statements are included as Exhibit 99.3 and are hereby incorporated by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
The documents set forth below are filed herewith.

Exhibit Number	Description
23.1	Consent of BDO USA, LLP
99.1	Financial statements of Choose Digital, Inc.
99.2	Interim financial statements of Choose Digital, Inc.
99.3	Unaudited pro forma combined financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGGLE INC.

Date: September 4, 2014	By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President

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